UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a–6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a–12

SAMSON OIL & GAS LIMITED
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a–6(i)(1) and 0–11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0–11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0–11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:

Samson Oil & Gas Limited would like to inform you that the Annual Report and Form 10-K for the year ended 30 June 2015 is available for viewing on the company’s website. Please click on the following links to see the reports:

http://www.samsonoilandgas.com/irm/content/annual-reports.aspx?RID=177

http://www.samsonoilandgas.com/irm/content/u-s-filings1.aspx?RID=321

If you do not have access to the internet and would like to obtain a hard copy of the report, please write to:

Proxy Services Corporation

200 A Executive Drive

Edgewood, NY 11717

Attention: Annual Report

You may also request for a hardcopy of the 2015 Annual Report and Form 10-K by calling the following toll free number: 1-800-555-2470.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X Samson Oil & Gas Limited 02F8MB 1 U PX + q PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Extraordinary General Meeting Proxy Card . + B Non-Voting Items A RESOLUTIONS Change of Address — Please print new address below. Comments — Please print your comments below. IMPORTANT EXTRAORDINARY GENERAL MEETING INFORMATION 1 Ratify Allotment of Shares For Against Abstain ORDINARY BUSINESS 2 Approval of Future Issue of Shares C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. MMMMMMMMMMMM MMMMMMMMMMMMMMM 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ MMMMMMM 2 9 0 4 7 1 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMMMMM C 1234567890 J N T C123456789

q PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q . Instructions to The Bank of New York Mellon, as Depositary (Must be received prior to 5:00 PM New York City time on September 19, 2016) The undersigned registered holder of American Depositary Receipts (“Receipts”) of Samson Oil & Gas Limited (the “Company”) hereby requests and instructs The Bank of New York Mellon, as Depositary, to endeavor, in so far as practicable, to vote or cause to be voted the amount of shares or other Deposited Securities represented by such Receipt(s) registered in the name of the undersigned on the books of the Depositary as of the close of business August 25, 2016 at the Extraordinary General Meeting of the Shareholders of Samson Oil & Gas Limited to be held on September 27, 2016, in respect of the resolutions specified on the reverse. NOTE: 1. Please direct the Depositary how it is to vote by placing an X in the appropriate box opposite the resolutions. 2. Shares or other deposited securities represented by American Depositary Shares for which no specific voting instructions are received by the Depository from the owner shall not be voted. (Continued and to be marked, dated and signed, on the other side) Proxy — SAMSON OIL & GAS LIMITED